U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 10, 2009
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation)	001-13545 (AMB Property Corporation)	94-3281941 (AMB Property Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On November 10, 2009, AMB Property Corporation (the “Company”) issued 2,880,281 shares (the “Shares”) of its common stock, par value $0.01 per share, in exchange for all of the 1,595,337 outstanding 7.18% Series D Cumulative Redeemable Preferred Limited Partnership Units of AMB Property II, L.P., one of the Company’s subsidiaries, pursuant to a Preferred Unit Purchase Agreement dated November 10, 2009.
     The Shares were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The sale of the Shares did not involve a public offering and was made without general solicitation or advertising. The holder of the series D preferred units represented that, among other things, it is an accredited investor, as such term is defined in Regulation D, it was acquiring the Shares for its own account and it understands the Shares are subject to restrictions on transfer.
     Pursuant to a registration rights agreement dated November 10, 2009, the Company has agreed to register the resale of the Shares. A copy of the registration rights agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
      On November 10, 2009, the Company filed a prospectus supplement and related prospectus with the U.S. Securities and Exchange Commission pursuant to its shelf registration statement on Form S-3 (File No. 333-153379) registering the resale of the Shares. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Ballard Spahr LLP, regarding certain Maryland law issues.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
4.1	Registration Rights Agreement dated as of November 10, 2009.
5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP included in Exhibit 5.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: November 10, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation,
Its general partner

Date: November 10, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

Exhibit Index
4.1	Registration Rights Agreement dated as of November 10, 2009.
5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP included in Exhibit 5.1.